American Century Asset Allocation Portfolios, Inc.

Summary Prospectus and Prospectus Supplement
One ChoiceSM In Retirement Portfolio ■ One ChoiceSM 2015 Portfolio
One ChoiceSM 2020 Portfolio ■ One ChoiceSM 2025 Portfolio
One ChoiceSM 2030 Portfolio ■ One ChoiceSM 2035 Portfolio
One ChoiceSM 2040 Portfolio ■ One ChoiceSM 2045 Portfolio
One ChoiceSM 2050 Portfolio ■ One ChoiceSM 2055 Portfolio

Supplement dated December 22, 2014 ■ Summary Prospectus and Prospectus dated December 1, 2014

One Choice 2015 Portfolio has reached its most conservative planned target asset allocation and its asset mix matches that of One Choice In Retirement Portfolio. Accordingly, as described in the prospectus, the Board of Directors has approved combining One Choice 2015 Portfolio with One Choice In Retirement Portfolio. Such combination does not require shareholder approval.

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of One Choice 2015 Portfolio will be transferred to One Choice In Retirement Portfolio in exchange for shares of One Choice In Retirement Portfolio (the “Reorganization”). The Board, including the Directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders.

The Reorganization is expected to be effective on March 27, 2015, as of the close of the New York Stock Exchange (“NYSE”). One Choice 2015 Portfolio’s Investor, Institutional, A, C and R Class shareholders will receive shares of equal value of the corresponding class of One Choice In Retirement Portfolio in exchange for their shares of One Choice 2015 Portfolio. The value of a shareholder’s account will not change as a result of the transaction.

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of net income and/or realized gains, if any, prior to the Reorganization.

Because One Choice 2015 Portfolio and One Choice In Retirement Portfolio have the same target asset allocations, both funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same.

One Choice 2015 Portfolio is currently closed to new investors. Additionally, effective March 25, 2015, as of the close of the NYSE, One Choice 2015 Portfolio will be closed to all investments, except reinvested dividends and capital gains distributions.

For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2014 American Century Proprietary Holdings, Inc. All rights reserved.
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